SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC






                                    FORM 8-K





                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                        Date of Report: OCTOBER 30, 1997




                        GOLDEN EAGLE INTERNATIONAL, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




       Colorado                       0-23726                   84-1116515
       --------                       -------                   ----------
    (State of other                 (Commission                 (IRS Employer
    jurisdiction of                 File Number)             Identification No.)
     incorporation)




          4949 South Syracuse Street, Suite 300, Denver, Colorado 80237
          -------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (303) 694-6101

Item 1. Changes in Control of Registrant
        --------------------------------

           None


Item 2. Acquisition or Disposition of Assets
        ------------------------------------

           None


Item 3. Bankruptcy or Receivership
        --------------------------

           None


Item 4. Changes in Registrant's Certifying Accountant
        ---------------------------------------------

           None


Item 5. Other Events
        ------------

           None


Item 6. Resignation of Directors
        ------------------------

           None


Item 7. Financial Statements, Pro Forma Financials and Exhibits
        -------------------------------------------------------

           Financials:     None.

           Exhibits:       Preliminary sampling results from Cangalli, Bolivia.




                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 30, 1997                      GOLDEN EAGLE INTERNATIONAL, INC.




                                             By: /s/  MARY A. ERICKSON
                                                 -------------------------------
                                                 Mary A. Erickson, Secretary

                                 17 October 1997



Mr. Terry C. Turner, President
Golden Eagle International, Inc.
Av. 16 de Julio, #1525
Piso 4
Casilla 14888
La Paz, Bolivia

Ms. Mary A. Erickson, Corporate Secretary
Golden Eagle International, Inc.
4949 S. Syracuse Street, Suite 300
Denver, CO  80237


             Re: Preliminary Sampling Results from Cangalli, Bolivia


Dear Mr. Turner and Ms. Erickson:

     Listed below are the preliminary sampling results from recent sampling performed on the gold deposit at Cangalli, Bolivia. The assays were performed by Inspectorate D.C. Griffith Laboratory in La Paz, Bolivia. I, and my team of exploration geologists, have carefully controlled the sampling method and subsequent possession of the samples from the field to the laboratory. I will provide you with a much more detailed analysis of these and subsequent sampling results once I have completed the current sampling program, and have received the remaining assay results from the laboratory.

                                     Average of Assays
      Sampling              -----------------------------------
       Site                 Grams/m3          [Ounces (ozt)/y3]
---------------------------------------------------------------
         1                    3.00                    0.073
         2                    1.69                    0.041
         3                    2.92                    0.071
         4                    2.41                    0.058
         5                    2.85                    0.070
         6                    1.94                    0.047
         7                    3.18                    0.078
         8                    1.30                    0.032
         9                    1.89                    0.046
        10                    1.93                    0.047
        11                    1.45                    0.035
        12                     .99                    0.024
        13                     .96                    0.023
        14                    1.07                    0.026
        15                    2.90                    0.071
        16                    1.51                    0.037

Preliminary Sampling Results
17 October 1997
Page 2



         17                    1.59                    0.039
         18                    1.11                    0.027
         19                    1.03                    0.025
         20                     .90                    0.022
         21                     .97                    0.024
         22                    2.39                    0.058
         23                    1.01                    0.025
         24                    2.21                    0.054
         25                    1.00                    0.024
         26                     .93                    0.023
         27                     .68                    0.017
         28                    4.03                    0.098
         29                    6.93                    0.170
         30                    2.11                    0.051
         31                    3.93                    0.096
         32                    1.22                    0.030
         33                     .97                    0.024
         34                    1.60                    0.039
         35                    2.14                    0.052
         36                    1.72                    0.042
         37                    1.67                    0.041
         38                    1.44                    0.035
         39                    1.09                    0.027
         40                    2.16                    0.053
         41                     .86                    0.020
         42                    1.31                    0.032
         43                    1.78                    0.043
         44                    1.11                    0.027
         45                    2.51                    0.061
         46                    3.10                    0.076
         47                    3.14                    0.077
         48                     .96                    0.023
         49                    8.27                    0.201
         50                    15.89                   0.388
                               -----                   -----
    TOTAL
    AVERAGE:                    2.46                    0.060


Respectfully submitted,


/s/  GUIDO PARAVICINI
---------------------------
Guido Paravicini, M.A., Eng.